UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 11, 2016
(Date of earliest event reported)

ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	001-05672	13-5158950
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1133 Westchester Avenue White Plains, New York (Address of principal executive offices) 10604 (Zip Code)
(914) 641-2000 Registrant’s telephone number, including area code:

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 11, 2016, ITT Corporation (the “Company” or “ITT”) held its annual meeting of shareholders (the “Annual Meeting”). The following votes were taken at the Annual Meeting:

1)	At the Annual Meeting, the persons whose names are set forth below were elected as directors, constituting the entire Board of Directors. Relevant voting information for each person follows:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Orlando D. Ashford	78,033,481	1,275,004	108,037	5,651,381
G. Peter D’Aloia	78,837,885	502,052	76,585	5,651,381
Geraud Darnis	78,874,250	477,107	65,165	5,651,381
Donald DeFosset, Jr.	77,888,565	1,420,984	106,973	5,651,381
Christina A. Gold	77,179,156	2,145,271	92,095	5,651,381
Richard P. Lavin	78,033,111	1,277,404	106,007	5,651,381
Frank T. MacInnis	78,784,071	555,692	76,759	5,651,381
Rebecca A. McDonald	77,685,345	1,638,141	93,036	5,651,381
Timothy H. Powers	78,851,631	487,499	77,392	5,651,381
Denise L. Ramos	79,200,102	186,203	30,217	5,651,381

2)
Ratification of Appointment of the Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016 was ratified by a vote of 84,117,918 shares voting for the proposal, 906,901shares voting against the proposal and 43,084 shares abstaining from the vote on the proposal.

3)
Advisory Vote on 2015 Named Executive Officer Compensation. The proposal for approval of the 2015 compensation of the Company’s named executive officers was approved by a vote of 76,161,694 shares voting for the proposal, 2,994,269 shares voting against the proposal, 260,559 shares abstaining from the vote on the proposal and 5,651,381 broker non-votes.

4)
Reapproval of Performance Measures under the ITT Corporation 2011 Omnibus Incentive Plan. The proposal for reapproval of the 2011 performance measures under the ITT Corporation Omnibus Incentive Plan was approved by a vote of 71,805,897 shares voting for the proposal, 5,912,501 shares voting against the proposal, 1,698,124 shares abstaining from the vote on the proposal and 5,651,381broker non-votes.

5)
Shareholder Proposal Regarding a Payout Policy. The shareholder proposal regarding a formal payout policy that gives preference to share repurchases as a method to return capital to shareholders was not approved by a vote of 586,130 shares voting for the proposal, 78,575,286 shares voting against the proposal, 255,106 shares abstaining from the vote on the proposal and 5,651,381broker non-votes.

There were no other matters presented for a vote at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION (Registrant)

May 11, 2016	By:	/s/ Mary E. Gustafsson
Name: Mary E. Gustafsson
Title: Senior Vice President, General Counsel and Chief Compliance Officer